UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2025

Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky	001-33998	61-0156015
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

(502)-636-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 14, 2025, Churchill Downs Incorporated (“CDI” or the “Company”) announced that CDI successfully closed an amendment of its senior secured credit agreement dated as of December 27, 2017 (as amended from time to time, the “Existing Credit Agreement”) to reduce the interest rate margin applicable to the term loan B-1 (“Term Loan B-1”) and to make certain other changes to its Existing Credit Agreement.

Seventh Amendment to Credit Agreement

CDI and certain of its subsidiaries entered into the Seventh Amendment to Credit Agreement (the “Seventh Amendment”), which amends CDI’s Existing Credit Agreement, among CDI (the “Borrower”), the subsidiary guarantors party thereto (the “Guarantors”), the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and fronting lender. The Seventh Amendment (i) reduces the interest rate margin applicable to the Term Loan B-1 by 0.25%, (ii) eliminates the 0.10% credit spread adjustment currently applicable to such loan and (iii) makes certain other amendments to the Existing Credit Agreement, as set forth therein. After giving effect to the Seventh Amendment, the Term Loan B-1 bears interest at SOFR plus an applicable margin of 1.75%. The Guarantors guarantee CDI’s obligations with respect to the Term Loan B-1, which are secured by substantially all assets of the Borrower and the Guarantors.

The Seventh Amendment is filed as Exhibit 10.1 hereto and this description thereof is qualified by reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.01	Seventh Amendment to Credit Agreement, dated February 14, 2025, by and among Churchill Downs Incorporated, the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and fronting lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED

February 14, 2025	/s/ Marcia A. Dall
	By:	Marcia A. Dall
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)